TABLE OF CONTENTS

WEITZ PARTNERS, INC.

WEITZ PARTNERS, INC.

Supplement dated December 31, 2000
to the Statement of Additional Information dated April 30, 2000 as supplemented July 30, 2000

1.	On page 13 of the Statement of Additional Information, the first full paragraph of the section titled “Investment Adviser and Distributor” is amended in its entirety to read as follows:

“Wallace R. Weitz & Company, a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the Fund’s investment adviser. Weitz Securities, Inc., a Nebraska corporation wholly owned by Wallace R. Weitz, distributes the Fund’s shares on a continuous basis without compensation from the Fund.”